Fidelity Select Portfolios: Gold Portfolio and
Fidelity Select Portfolios: Precious Metals and Minerals Portfolio
Merger
Notes to Pro Forma Combining Financial Statements
(Unaudited)

 The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of August 31, 1999 and the unaudited Pro Forma Combining Statement of Operations for the year ended August 31, 1999 are intended to present the financial condition and related results of operations of Gold Portfolio as if the reorganization with Precious Metals and Minerals Portfolio had been consummated on September 1, 1998. Had the pro forma adjustments not included the effect of the FMR voluntary expense limitations, Pro Forma Combined Expense reductions would have been $219,560, resulting in Pro Forma Combined Net Investment Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $2,040,715 and $103,725,073, respectively.

 The pro forma adjustments to these pro forma financial statements are comprised of:

(a) Reflects the conversion of Precious Metals and Minerals Portfolio shares as of August 31, 1999.

(b) Increase in fees reflects contractual rates charged against combined average net assets.

(c) Decrease in fees reflects net decrease in costs incurred as a result of the reorganization including savings from duplicate charges.

(d) Reflects FMR's agreement to voluntarily limit the combined fund's operating expenses to 1.54% of average net assets.

(e) Increase in credits based on rates in effect applied to combined funds average net assets.

 The unaudited pro forma combining statements should be read in conjunction with the separate annual audited financial statements as of February 28, 1999 for Fidelity Select Portfolios: Gold Portfolio, and for Fidelity Select Portfolios: Precious Metals and Minerals Portfolio, which are incorporated by reference in the Statement of Additional Information to this Proxy Statement and Prospectus.

FIDELITY SELECT PORTFOLIOS: GOLD PORTFOLIO AND  FIDELITY
SELECT PORTFOLIOS: PRECIOUS METALS AND MINERALS PORTFOLIO
PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES AS OF AUGUST 31, 1999
(UNAUDITED)

                            GOLD PORTFOLIO                            PRECIOUS METALS          COMBINED
                                                                      AND MINERALS
                                                                      PORTFOLIO
 ASSETS

 Investment in securities, at
value

   - See accompanying
schedule                    $       174,541,005                        130,823,568             $    305,364,573

 Foreign currency held at           -                                  534,742                      534,742
value

 Receivable for investments         917,463                            8,299                        925,762
sold

 Receivable for fund shares         2,123,552                          1,074,223                    3,197,775
sold

 Dividends receivable               726,592                            564,449                      1,291,041

 Interest receivable                13,561                             12,101                       25,662

 Redemption fees receivable         1,403                              1,743                        3,146

 Other receivables                  6,280                              2,148                        8,428

      TOTAL ASSETS                  178,329,856                        133,021,273                  311,351,129



 LIABILITIES

 Payable to custodian bank          7,124                              -                            7,124

 Payable for investments            276,737                            106,750                      383,487
purchased

 Payable for fund shares            588,581                            520,530                      1,109,111
redeemed

 Accrued management fee             86,690                             64,178                       150,868

 Other payables and accrued         143,775                            128,750                      272,525
expenses

 Collateral on securities           -                                  1,188,200                    1,188,200
loaned, at value

      TOTAL LIABILITIES             1,102,907                          2,008,408                    3,111,315



 NET ASSETS                 $       177,226,949               $        131,012,865             $    308,239,814



 Net Assets consist of:

 Paid in capital            $       295,022,663               $        244,657,417             $    539,680,080

 Undistributions net                909,084                            1,550,567                    2,459,651
investment income

 Accumulated undistributed
net realized gain (loss)

      on investments and            (83,209,442)                       (97,130,941)                 (180,340,383)
foreign currency transactions

 Net unrealized appreciation
(depreciation) on investments

      and assets and                (35,495,356)                       (18,064,178)                 (53,559,534)
liabilities in foreign
currencies

 NET ASSETS                 $       177,226,949               $        131,012,865             $    308,239,814



 NET ASSETS                 $       177,226,949               $        131,012,865             $    308,239,814

 Net Asset Value, offering
price and

   redemption price per
   share                    $       12.89                     $        9.26

   Shares outstanding               13,752,983                         14,141,664                   27,894,647



 Maximum offering price per $       12.89                     $        9.26
share

 (100/97.00)                $       13.29                     $        9.55



FIDELITY SELECT PORTFOLIOS: GOLD PORTFOLIO AND  FIDELITY
SELECT PORTFOLIOS: PRECIOUS METALS AND MINERALS PORTFOLIO
PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES AS OF AUGUST 31, 1999
(UNAUDITED)

                                      PRO FORMA           PRO FORMA
                                      ADJUSTMENTS         COMBINED
 ASSETS

 Investment in securities, at
value

   - See accompanying schedule        $     -             $    305,364,573

 Foreign currency held at                   -                  534,742
value

 Receivable for investments                 -                  925,762
sold

 Receivable for fund shares                 -                  3,197,775
sold

 Dividends receivable                       -                  1,291,041

 Interest receivable                        -                  25,662

 Redemption fees receivable                 -                  3,146

 Other receivables                          -                  8,428

      TOTAL ASSETS                          -                  311,351,129



 LIABILITIES

 Payable to custodian bank                  -                  7,124

 Payable for investments                    -                  383,487
purchased

 Payable for fund shares                    -                  1,109,111
redeemed

 Accrued management fee                     -                  150,868

 Other payables and accrued                 -                  272,525
expenses

 Collateral on securities                   -                  1,188,200
loaned, at value

      TOTAL LIABILITIES                     -                  3,111,315



 NET ASSETS                           $     -             $    308,239,814



 Net Assets consist of:

 Paid in capital                            -             $    539,680,080

 Undistributions net                        -                  2,459,651
investment income

 Accumulated undistributed
net realized gain (loss)

      on investments and                    -                  (180,340,383)
foreign currency transactions

 Net unrealized appreciation
(depreciation) on investments

      and assets and                        -                  (53,559,534)
liabilities in foreign
currencies

 NET ASSETS                           $     -             $    308,239,814



 NET ASSETS                                               $    308,239,814

 Net Asset Value, offering
price and

   redemption price per share                             $    12.89

   Shares outstanding                    (3,977,749) (a)       23,916,898



 Maximum offering price per                               $    12.89
share

 (100/97.00)                                              $    13.29


See accompanying notes which are an integral part of the financial statements


FIDELITY SELECT PORTFOLIOS: GOLD PORTFOLIO AND  FIDELITY
SELECT PORTFOLIOS: PRECIOUS METALS AND MINERALS PORTFOLIO
PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES AS OF AUGUST 31, 1999
(UNAUDITED)

                             GOLD PORTFOLIO        PRECIOUS METALS AND   COMBINED         PRO FORMA
                                                   MINERALS PORTFOLIO                     ADJUSTMENTS
INVESTMENT INCOME

Dividends                    $    3,035,651        $    3,729,178        $   6,764,829    $    -

Interest                          212,061               142,993              355,054           -

Security lending                  4,260                 2,148                6,408             -

Total Income                      3,251,972             3,874,319            7,126,291         -



EXPENSES



Management fee                    1,134,049             794,577              1,928,626

Transfer agent fees               1,489,866             1,312,631            2,802,497

Accounting and security           163,925               114,787              278,712
lending fees

Non-interested trustees'          137                   87                   224
compensation

Custodian fees and expenses       96,510                63,095               159,605           4,538     (b)

Registration fees                 64,711                67,168               131,879           (36,098)  (c)

Audit                             16,042                14,444               30,486            (6,486)   (c)

Legal                             660                   446                  1,106

Interest                          6,342                 3,630                9,972

Miscellaneous                     (113)                 188                  75

  Total expenses before           2,972,129             2,371,053            5,343,182         (38,046)
reductions

  Expense reductions              (133,494)             (74,066)             (207,560)         (247,207) (d)(e)

  Total expenses                  2,838,635             2,296,987            5,135,622         (285,253)

NET INVESTMENT INCOME             413,337               1,577,332            1,990,669         285,253



REALIZED AND UNREALIZED GAIN
(LOSS)

  Net realized gain (loss) on:

    Investment securities         (39,467,662)          (27,312,547)         (66,780,209)      -

    Foreign curreny               (28,303)              (6,424)              (34,727)          -
transactions

                                  (39,495,965)          (27,318,971)         (66,814,936)      -

  Change in net unrealized
appreciation

    (depreciation) on:

    Investment securities         95,728,861            72,756,990           168,485,851       -

    Assets and liabilities in     13,209                234                  13,443            -
foreign currencies

                                  95,742,070            72,757,224           168,499,294       -



NET GAIN (LOSS)                   56,246,105            45,438,253           101,684,358       -



NET INCREASE (DECREASE) IN NET

  ASSETS RESULTING FROM      $    56,659,442       $    47,015,585       $   103,675,027  $    285,253
OPERATIONS






FIDELITY SELECT PORTFOLIOS: GOLD PORTFOLIO AND  FIDELITY
SELECT PORTFOLIOS: PRECIOUS METALS AND MINERALS PORTFOLIO
PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES AS OF AUGUST 31, 1999
(UNAUDITED)

                             PRO FORMA
                             COMBINED

INVESTMENT INCOME

Dividends                    $    6,764,829

Interest                          355,054

Security lending                  6,408

Total Income                      7,126,291



EXPENSES



Management fee                    1,928,626

Transfer agent fees               2,802,497

Accounting and security           278,712
lending fees

Non-interested trustees'          224
compensation

Custodian fees and expenses       164,143

Registration fees                 95,781

Audit                             24,000

Legal                             1,106

Interest                          9,972

Miscellaneous                     75

  Total expenses before           5,305,136
reductions

  Expense reductions              (454,767)

  Total expenses                  4,850,369

NET INVESTMENT INCOME             2,275,922



REALIZED AND UNREALIZED GAIN
(LOSS)

  Net realized gain (loss) on:

    Investment securities         (66,780,209)

    Foreign curreny               (34,727)
transactions

                                  (66,814,936)

  Change in net unrealized
appreciation

    (depreciation) on:

    Investment securities         168,485,851

    Assets and liabilities in     13,443
foreign currencies

                                  168,499,294



NET GAIN (LOSS)                   101,684,358



NET INCREASE (DECREASE) IN NET

  ASSETS RESULTING FROM      $    103,960,280
OPERATIONS




See accompanying notes which are an integral part of the financial statements


                                  GOLD PORTFOLIO                        PRECIOUS METALS PORTFOLIO



                                  SHARES                MARKET VALUE    SHARES                       MARKET VALUE



COMMON STOCKS - 98.2%



AUSTRALIA - 19.9%

METALS & MINING - 3.2%

METAL MINING SERVICES - 3.2%

Acacia Resources Ltd.             3,060,755            $ 3,642,100      5,139,253                   $ 6,115,377



PRECIOUS METALS - 16.7%

GOLD & SILVER ORES - 7.5%

Normandy Mining Ltd.              14,355,416            10,285,943      13,289,419                   9,522,135

Sons of Gwalia NL                 635,235               1,584,927       675,211                      1,684,668

                                                        11,870,870                                   11,206,803

GOLD ORES - 9.2%

Delta Gold NL                    5,320,509              7,515,581       4,645,819                    6,562,535

Newcrest Mining Ltd. (a)         3,335,062              7,894,342       2,668,000                    6,315,356

Ross Mining NL                    -                                     452,197                      138,861

                                                        15,409,923                                   13,016,752

TOTAL PRECIOUS METALS                                   27,280,793                                   24,223,555

TOTAL AUSTRALIA                                         30,922,893                                   30,338,932



CANADA - 44.2%

METALS & MINING - 1.4%

METAL MINING -0.03%

Ivanhoe Mines Ltd.                -                     -               100,000                      105,193

METALS & MINING SERVICES - 0.1%

Minefinders Corp. Ltd. (a)        297,600               129,608         200,200                      87,189

Minefinders Corp. Ltd. (a)(d)     200,000               87,102

                                                        216,710                                      87,189

MISCELLANEOUS NONMETALLIC
MINERALS - 1.3%

Camphor Ventures, Inc. (a)        14,100                6,235                                        -

DIA Metropolitan Minerals Ltd.:

Class A (sub-vtg.) (a)            50,650                755,084                                      -

Class B (multi-vtg.) (a)          177,900               2,801,106       22,500                       354,271

                                                        3,562,425                                    354,271

TOTAL METALS & MINING                                   3,779,135                                    546,653



OIL & GAS - 0.4%

OIL & GAS FIELD EXPLORATION
SERVICES - 0.4%

Southwestern Gold Corp. (a)       227,500               670,687         135,000                      397,990



PRECIOUS METALS - 42.4%

GOLD & SILVER ORES - 2.6%

Goldcorp, Inc. Class A (a)        1,056,200             5,236,771       515,900                      2,557,896

Richmont Mines, Inc. (a)          198,600               294,074         7,700                        11,402

                                                        5,530,845                                    2,569,298



GOLD ORES - 39.8%

Agnico-Eagle Mines Ltd.           1,427,500             8,608,040       348,800                      2,103,317

Barrick Gold Corp.                485,500               9,368,442       205,000                      3,955,779

Claude Resources, Inc. (a)        -                                     500,500                      486,248

Euro-Nevada Mining Corp. Ltd.     721,400               8,676,134       545,800                      6,564,228

Francisco Gold Corp. (a)          191,200               980,020         53,500                       274,221

Francisco Gold Corp. (d)          144,500               740,653         54,500                       279,347

Franco Nevada Mining Corp.        369,600               5,819,497       281,400                      4,430,754
Ltd.

Franco Nevada Mining Corp.        106,900               1,683,183       80,200                       1,262,781
Ltd. (d)

Franco Nevada Mining Corp.        33,334                167,508         25,000                       125,628
Ltd. Class B warrants
9/15/98 (a)(d)

Geomaque Explorations Ltd. (a)    678,100               227,169         537,100                      179,933

Glamis Gold Ltd. (a)              897,600               1,683,940       240,000                      450,251

High River Gold Mines Ltd. (a)    60,000                17,688          60,000                       17,688

IAMGOLD, International            195,200               438,137         139,800                      313,789
African Mining Gold Corp. (a)

IAMGOLD, International            60,000                134,673
African Mining Gold Corp. (d)

Meridian Gold, Inc. (a)           3,569,700             18,775,304      2,853,100                    15,006,251

Metallica Resources, Inc.         1,042,100             363,077         448,700                      156,331
(a)(c)

Metallica Resources, Inc.         100,000               34,841          100,000                      34,841
(a)(c)(d)

Mountain Province Mining,         427,400               773,186         291,500                      527,337
Inc. (a)

Placer Dome, Inc.                 1,584,787             16,458,424      762,665                      7,920,474

Repadre Capital Corp. (a)         301,200               435,908         274,800                      397,701

Repadre Capital Corp. (a)(d)     155,000                224,322

Teck Corp. Class B (sub-vtg.)    300,300                2,605,618

Vengold, Inc. (a)                315,000                15,829          410,600                      20,633

                                                        78,231,593                                   44,507,532

TOTAL PRECIOUS METALS                                   83,762,438                                   47,076,830

TOTAL CANADA                                            88,212,260                                   48,021,473



GHANA - 1.2%

PRECIOUS METALS - 1.2%

GOLD ORES - 1.2%

Ashanti Goldfields Co. Ltd. GDR  319,902                2,319,290       218,146                      1,581,559



GRAND CAYMAN ISLANDS - 0.0%

PRECIOUS METALS - 0.0%

SILVER ORES - 0.0%

Apex Silver Mines Ltd. (a)       14,800                 190,550         -                            -



PERU - 4.8%

PRECIOUS METALS - 4.8%

SILVER ORES - 4.8%

Compania de Minas
Buenaventura SA:

Class B                          939,419                7,184,690       102,000                      780,097

 sponsored ADR Class B           -                      -               327,600                      5,036,850

Series A sponsored ADR           224,445                1,722,523       -                            -

                                                        8,907,213                                    5,816,947



SOUTH AFRICA - 12.7%

HOLDING COMPANIES - 0.4%

OFFICES OF HOLDING COMPANIES,
NEC - 0.4%

Gencor Ltd. (Reg.)               -                                      352,000                      1,139,308



METALS & MINING - 2.8%

MISCELLANEOUS METAL ORES, NEC
- 0.6%

Anglo American Platinum Corp.                                           80,800                       1,837,299
Ltd.

Impala Platinum Holdings Ltd.    -                      -               4,000                        128,152

                                                        -                                            1,965,451

NON-METALIC MINERALS, EXCEPT
FUELS - 2.2

De Beers Consolidated Mines      25,000                 679,688         222,500                      6,049,219
Ltd. ADR

TOTAL METALS & MINING                                   679,688                                      8,014,670



PRECIOUS METALS - 9.5%

GOLD & SILVER ORES - 9.0%

Anglogold Ltd.                   236,500                11,851,228      64,586                       3,236,463

Anglogold Ltd. sponsored ADR     -                                      224,690                      5,813,854

Gold Fields Ltd.                 919,135                3,171,254       1,101,270                    3,799,667

                                                        15,022,482                                   12,849,984



GOLD ORES - 0.5%

Avgold Ltd. (a)                  -                                      45,000                       23,659

Gold Fields of South Africa      -                                      85,600                       164,548
Ltd.

Gold Fields of South Africa      -                                      73,700                       138,188
Ltd. ADR

Harmony Gold Mining Co. Ltd.     -                                      165,700                      680,605

Western Areas Gold Mining                                               169,500                      473,425
Ltd. (a)

                                                        -                                            1,480,425

TOTAL PRECIOUS METALS                                   15,022,482                                   14,330,409

TOTAL SOUTH AFRICA                                      15,702,170                                   23,484,387



UNITED KINGDOM - 1.8%

METALS & MINING - 1.8%

MISCELLANEOUS METAL ORES, NEC
- 1.8%

Anglo American PLC (a)           10,000                 550,070         89,400                       4,917,624



UNITED STATES OF AMERICA -
13.6%

METALS & MINING - 5.3%

COPPER ORES - 5.3%

Freeport-McMoRan Copper &        655,000                10,520,938      364,000                      5,846,750
Gold, Inc. Class B



PRECIOUS METALS - 8.0%

GOLD ORES - 8.0%

Homestake Mining Co.             340,006                2,890,051       70,000                       595,000

Newmont Mining Corp.             420,565                8,595,297       315,000                      6,437,813

Stillwater Mining Co. (a)        136,000                3,000,500       44,150                       974,059

Stillwater Mining Co. (d)        59,400                 1,310,513       34,500                       761,156

                                                        15,796,361                                   8,768,028

SERVICES - 0.3%

JEWELRY, PRECIOUS METAL - 0.3%

Lazare Kaplan International,     85,300                 703,725         25,000                       206,250
Inc. (a)



TOTAL UNITED STATES OF AMERICA                          27,021,024                                   14,821,028



TOTAL COMMON STOCKS                                     173,825,470                                  128,981,950



CASH EQUIVALENTS - 0.8%

Central Cash Collateral Fund,    -                      -               1,188,200                    1,188,200
5.26% (b)

Taxable Central Cash Fund,       715,535                715,535         653,418                      653,418
5.20% (b)

TOTAL CASH EQUIVALENTS                                  715,535                                      1,841,618



TOTAL INVESTMENT PORTFOLIO -     (COST $210,046,827)    174,541,005     (COST $148,882,013)          130,823,568
99.0%

NET OTHER ASSETS - 1.0%                                 2,685,944                                    189,297

NET ASSETS - 100%                                       177,226,949                                  131,012,865



                                  COMBINED PORTFOLIOS



                                  SHARES                 MARKET VALUE



COMMON STOCKS - 98.2%



AUSTRALIA - 19.9%

METALS & MINING - 3.2%

METAL MINING SERVICES - 3.2%

Acacia Resources Ltd.             8,200,008             $ 9,757,477



PRECIOUS METALS - 16.7%

GOLD & SILVER ORES - 7.5%

Normandy Mining Ltd.              27,644,835             19,808,078

Sons of Gwalia NL                 1,310,446              3,269,595

                                                         23,077,673

GOLD ORES - 9.2%

Delta Gold NL                     9,966,328              14,078,116

Newcrest Mining Ltd. (a)          6,003,062              14,209,698

Ross Mining NL                    452,197                138,861

                                                         28,426,675

TOTAL PRECIOUS METALS                                    51,504,348

TOTAL AUSTRALIA                                          61,261,825



CANADA - 44.2%

METALS & MINING - 1.4%

METAL MINING -0.03%

Ivanhoe Mines Ltd.                100,000                105,193

METALS & MINING SERVICES - 0.1%

Minefinders Corp. Ltd. (a)        497,800                216,797

Minefinders Corp. Ltd. (a)(d)     200,000                87,102

                                                         303,899

MISCELLANEOUS NONMETALLIC
MINERALS - 1.3%

Camphor Ventures, Inc. (a)        14,100                 6,235

DIA Metropolitan Minerals Ltd.:

Class A (sub-vtg.) (a)            50,650                 755,084

Class B (multi-vtg.) (a)          200,400                3,155,377

                                                         3,916,696

TOTAL METALS & MINING                                    4,325,788



OIL & GAS - 0.4%

OIL & GAS FIELD EXPLORATION
SERVICES - 0.4%

Southwestern Gold Corp. (a)       362,500                1,068,677



PRECIOUS METALS - 42.4%

GOLD & SILVER ORES - 2.6%

Goldcorp, Inc. Class A (a)        1,572,100              7,794,667

Richmont Mines, Inc. (a)          206,300                305,476

                                                         8,100,143



GOLD ORES - 39.8%

Agnico-Eagle Mines Ltd.           1,776,300              10,711,357

Barrick Gold Corp.                690,500                13,324,221

Claude Resources, Inc. (a)        500,500                486,248

Euro-Nevada Mining Corp. Ltd.     1,267,200              15,240,362

Francisco Gold Corp. (a)          244,700                1,254,241

Francisco Gold Corp. (d)          199,000                1,020,000

Franco Nevada Mining Corp.        651,000                10,250,251
Ltd.

Franco Nevada Mining Corp.        187,100                2,945,964
Ltd. (d)

Franco Nevada Mining Corp.        58,334                 293,136
Ltd. Class B warrants
9/15/98 (a)(d)

Geomaque Explorations Ltd. (a)    1,215,200              407,102

Glamis Gold Ltd. (a)              1,137,600              2,134,191

High River Gold Mines Ltd. (a)    120,000                35,376

IAMGOLD, International            335,000                751,926
African Mining Gold Corp. (a)

IAMGOLD, International            60,000                 134,673
African Mining Gold Corp. (d)

Meridian Gold, Inc. (a)           6,422,800              33,781,555

Metallica Resources, Inc.         1,490,800              519,408
(a)(c)

Metallica Resources, Inc.         200,000                69,682
(a)(c)(d)

Mountain Province Mining,         718,900                1,300,523
Inc. (a)

Placer Dome, Inc.                 2,347,452              24,378,898

Repadre Capital Corp. (a)         576,000                833,609

Repadre Capital Corp. (a)(d)      155,000                224,322

Teck Corp. Class B (sub-vtg.)     300,300                2,605,618

Vengold, Inc. (a)                 725,600                36,462

                                                         122,739,125

TOTAL PRECIOUS METALS                                    130,839,268

TOTAL CANADA                                             136,233,733



GHANA - 1.2%

PRECIOUS METALS - 1.2%

GOLD ORES - 1.2%

Ashanti Goldfields Co. Ltd. GDR   538,048                3,900,849



GRAND CAYMAN ISLANDS - 0.0%

PRECIOUS METALS - 0.0%

SILVER ORES - 0.0%

Apex Silver Mines Ltd. (a)        14,800                 190,550



PERU - 4.8%

PRECIOUS METALS - 4.8%

SILVER ORES - 4.8%

Compania de Minas
Buenaventura SA:

Class B                           1,041,419              7,964,787

 sponsored ADR Class B            327,600                5,036,850

Series A sponsored ADR            224,445                1,722,523

                                                         14,724,160



SOUTH AFRICA - 12.7%

HOLDING COMPANIES - 0.4%

OFFICES OF HOLDING COMPANIES,
NEC - 0.4%

Gencor Ltd. (Reg.)                352,000                1,139,308



METALS & MINING - 2.8%

MISCELLANEOUS METAL ORES, NEC
- 0.6%

Anglo American Platinum Corp.     80,800                 1,837,299
Ltd.

Impala Platinum Holdings Ltd.     4,000                  128,152

                                                         1,965,451

NON-METALIC MINERALS, EXCEPT
FUELS - 2.2

De Beers Consolidated Mines       247,500                6,728,907
Ltd. ADR

TOTAL METALS & MINING                                    8,694,358



PRECIOUS METALS - 9.5%

GOLD & SILVER ORES - 9.0%

Anglogold Ltd.                    301,086                15,087,691

Anglogold Ltd. sponsored ADR      224,690                5,813,854

Gold Fields Ltd.                  2,020,405              6,970,921

                                                         27,872,466



GOLD ORES - 0.5%

Avgold Ltd. (a)                   45,000                 23,659

Gold Fields of South Africa       85,600                 164,548
Ltd.

Gold Fields of South Africa       73,700                 138,188
Ltd. ADR

Harmony Gold Mining Co. Ltd.      165,700                680,605

Western Areas Gold Mining         169,500                473,425
Ltd. (a)

                                                         1,480,425

TOTAL PRECIOUS METALS                                    29,352,891

TOTAL SOUTH AFRICA                                       39,186,557



UNITED KINGDOM - 1.8%

METALS & MINING - 1.8%

MISCELLANEOUS METAL ORES, NEC
- 1.8%

Anglo American PLC (a)            99,400                 5,467,694



UNITED STATES OF AMERICA -
13.6%

METALS & MINING - 5.3%

COPPER ORES - 5.3%

Freeport-McMoRan Copper &         1,019,000              16,367,688
Gold, Inc. Class B



PRECIOUS METALS - 8.0%

GOLD ORES - 8.0%

Homestake Mining Co.              410,006                3,485,051

Newmont Mining Corp.              735,565                15,033,110

Stillwater Mining Co. (a)         180,150                3,974,559

Stillwater Mining Co. (d)         93,900                 2,071,669

                                                         24,564,389

SERVICES - 0.3%

JEWELRY, PRECIOUS METAL - 0.3%

Lazare Kaplan International,      110,300                909,975
Inc. (a)



TOTAL UNITED STATES OF AMERICA                           41,842,052



TOTAL COMMON STOCKS                                      302,807,420



CASH EQUIVALENTS - 0.8%

Central Cash Collateral Fund,     1,188,200              1,188,200
5.26% (b)

Taxable Central Cash Fund,        1,368,953              1,368,953
5.20% (b)

TOTAL CASH EQUIVALENTS                                   2,557,153



TOTAL INVESTMENT PORTFOLIO -      (COST $358,928,840)    305,364,573
99.0%

NET OTHER ASSETS - 1.0%                                  2,875,241

NET ASSETS - 100%                                        308,239,814


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company: An affiliated company is a company which the fund has ownership of at least 5% of the voting securities.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,846,548 or 2.2% of net assets.